SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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STI Classic Variable Trust

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IMPORTANT SHAREHOLDER INFORMATION

STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Funds. If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Funds to avoid additional expenses that could be incurred if the Funds are required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST
101 Federal Street
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
to be held on January 30, 2008

Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Funds and the STI Classic Variable Trust (each a “Trust” and together, the “Trusts”) will be held at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110, on January 30, 2008 at 9:30 a.m. Eastern Time (the “Special Meeting”). The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:  To consider and vote on the election of members to the Board of Trustees of the Trusts.

Only shareholders of the Trusts at the close of business on November 30, 2007, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Shareholders are requested to execute and return promptly the accompanying proxy card which is being solicited by the Board of Trustees of the Trusts. You may execute the proxy card by one of the three methods described in the proxy card. Returning the proxy card is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in the person. Do not return the proxy voting card if you are voting by telephone or internet. It is important that your vote be received by the close of business on January 29, 2008.

Julia Short
President

Dated: December 20, 2007

TABLE OF CONTENTS

IMPORTANT SHAREHOLDER INFORMATION
Notice of Special Meeting of Shareholders to be held on January 30, 2008
QUESTIONS & ANSWERS
JOINT PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
Proposal: Election of Trustees
STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST
STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST
ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B

QUESTIONS & ANSWERS

FOR SPECIAL MEETING OF SHAREHOLDERS OF
THE STI CLASSIC FUNDS AND THE STI CLASSIC VARIABLE TRUST

Q.	Why is the Board of Trustees proposing the election of the Trustees?

A.	The Board of Trustees recommends that shareholders elect Jeffrey M. Biggar, George C. Guynn, Sidney E. Harris, Warren Y. Jobe, Connie D. McDaniel, Clarence H. Ridley and Charles D. Winslow (collectively, the “nominees”). The Board of Trustees believes it is in shareholders’ best interests to have the breadth and depth of talent represented by these nominees. If elected, the nominees will serve as the full Board of Trustees of the Trusts.

Q.	Who gets to vote?

A.	All shareholders of the Trusts as of November 30, 2007 are eligible and entitled to vote.

Q.	How does the Trusts’ Board of Trustees recommend that I vote?

A.	After careful consideration, the Board of Trustees of the Trusts unanimously recommends that you vote “FOR” the proposed nominees.

Q.	How can I vote?

A.	You may vote by mail, telephone or the internet. Please refer to the simple instructions on the next page for information regarding voting. If your proxy is properly returned by the close of business on January 29, 2008, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the election of all nominees.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact the STI Classic Funds directly at 1-888-STI-FUND.

STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST
101 Federal Street
Boston, Massachusetts 02110

JOINT PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
January 30, 2008

This joint proxy statement is furnished by the Board of Trustees (the “Board”) of the STI Classic Funds and the STI Classic Variable Trust (each a “Trust” and together, the “Trusts”) in connection with the solicitation of proxies for use at the special meeting of shareholders (the “Special Meeting”) of each Trust to be held on Wednesday, January 30, 2008, at 9:30 a.m. Eastern Time, or at any adjournment thereof, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110. It is expected that for shareholders in the STI Classic Funds, the Notice of Special Meeting and instructions for accessing the proxy statement and voting via the internet, will be mailed to shareholders on or about December 20, 2007 and for the shareholders in the STI Classic Variable Trust, the Notice of Special Meeting, the proxy statement and the proxy card will also be mailed on or about December 20, 2007.

Summary

At the Special Meeting, all shareholders of the Trusts will be asked to vote on the following proposal:

Proposal:  Election of all the nominees to the Board of Trustees of the Trusts

If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or internet allowing sufficient time for the proxy to be received on or before the close of business on January 29, 2008. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the election of all the nominees and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trusts, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

The close of business on November 30, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Please see Appendix A for the outstanding shares of the Trusts as of the Record Date.

Expenses

The expenses of the Special Meeting will be prorated to each series of the Trusts based on the relative net assets of the Trusts. The Special Meeting is estimated to cost approximately $335,000 and includes such expenses as the cost of preparing and mailing the Notice of Special Meeting, providing the internet location and related personnel support for viewing the proxy statement and providing access to the internet voting site for the Special Meeting. The solicitation of proxies will be largely by internet, but may include telephonic, mail or oral communication by officers and service providers of the Trusts.

Upon request, each Trust will furnish to its shareholders, without charge, a copy of its Annual Report (for STI Classic Funds, fiscal year ended March 31, 2007, and for STI Classic Variable Trust, fiscal year ended December 31, 2006) and its Semi-Annual Report (for the STI Classic Funds, for the period ended September 30, 2007 and for the STI Classic Variable Trust for the period ended June 30, 2007). Shareholders may obtain the Annual and Semi-Annual Reports by writing to the Trusts at 3435 Stelzer Road, Columbus, Ohio 43219, by calling 1-888-STI-FUND, on the Trusts’ website at www.sticlassicfunds.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

Proposal: Election of Trustees

Summary

At the Special Meeting, it is proposed that seven Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Jeffrey M. Biggar, George C. Guynn, Sidney E. Harris, Warren Y. Jobe, Connie D. McDaniel, Clarence H. Ridley and Charles D. Winslow (collectively, the “Nominees”). For the reasons discussed below, the Board recommends that shareholders vote “FOR” the election of all Nominees.

The Board currently consists of seven Trustees, five of whom have been elected by shareholder vote and two of whom have been appointed by the Board. One Trustee, F. Wendell Gooch, will retire from the Board on December 31, 2007. At a meeting held on November 13, 2007, the Board approved the nomination of Ms. McDaniel, Dr. Harris and Messrs. Biggar, Jobe, Ridley and Winslow, each of whom is a current member of the Board. If elected by shareholders at the Special Meeting, they will continue to serve as members of the Board. At the meeting, the Board also approved the nomination of Mr. Guynn as a Trustee candidate to fill the vacancy created by the retirement of Mr. Gooch. If elected by shareholders at the Special Meeting, Mr. Guynn will begin serving as a Trustee immediately after the Special Meeting.

Section 16(a) of the 1940 Act requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the members have been elected by shareholders. However, if at any time less than a majority of members have been elected by shareholders, a shareholder meeting to elect members must be held within 60 days.

If Mr. Guynn were appointed by the Board to fill the vacancy created by the retirement of Mr. Gooch, the Board would have less than two-thirds of its members elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Board has determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee.

Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

Information Regarding Nominees

The following information is provided for each Nominee.

Number of
Portfolios in
	Position	Term of		the STI Fund
	Held	Office and		Complex†
Name, Business Address, State	with the	Length of	Principal Occupation(s)	Overseen by	Other Directorships
of Residence, Date of Birth	Trusts	Time Served	During the Past 5 Years	Trustees	Held by Trustee

Nominee for Interested Trustee*:
Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Current Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	54	Crawford & Co.; Haverty Furniture Companies

				Number of
				Portfolios in
	Position	Term of		the STI Fund
	Held	Office and		Complex
Name, Business Address, State	with the	Length of	Principal Occupation(s)	Overseen by	Other Directorships
of Residence, Date of Birth	Trusts	Time Served	During the Past 5 Years	Trustees	Held by Trustee

Nominees for Independent Trustees**:
Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Current Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	54	None
George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Nominee for Trustee	N/A	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) of the Federal Reserve Bank of Atlanta	54	Genuine Parts Company; Oxford Industries
Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Current Trustee	Indefinite; since November 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	54	ServiceMaster Company; Total System Services, Inc.
Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Current Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	54	WellPoint, Inc; UniSource Energy Corp.; HomeBanc Corp.
Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Current Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	54	None
Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Current Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	54	None

†	The STI Fund Complex includes the STI Classic Funds and the STI Classic Variable Trust.

*	Mr. Ridley may be deemed an “interested person” of the Trusts as that term is defined in the 1940 Act because of a material business relationship with the parent of the Adviser.

**	Trustees who are not “interested persons” of the Trusts as defined in the 1940 Act.

Compensation of Trustees and Officers

The officers of the Trusts do not receive any direct compensation from the Trusts. Each Trustee who is not an officer, employee or director of the Trusts’ investment adviser or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the relevant Trust. Payment of such fees and expenses is allocated between the Trusts. The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation tables below.

STI CLASSIC FUNDS
(fiscal year end March 31, 2007)

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	from the
	Compensation from	as Part of Fund	Benefits upon	Trust and Fund
Name of Trustee	the Trust ($)(1)	Expenses	Retirement	Complex ($)

Interested Trustees
Richard W. Courts, II(2)	50,000	N/A	N/A	50,000
Clarence H. Ridley	77,000	N/A	N/A	77,000
Independent Trustees
Jeffrey M. Biggar(2)	19,000	N/A	N/A	19,000
Thomas Gallagher(2)	90,500	N/A	N/A	90,500
F. Wendell Gooch	102,000	N/A	N/A	102,000
Sidney E. Harris	96,250	N/A	N/A	96,250
Warren Y. Jobe	91,000	N/A	N/A	91,000
Connie McDaniel	91,000	N/A	N/A	91,000
James O. Robbins(2)	92,000	N/A	N/A	92,000
Charles D. Winslow	91,000	N/A	N/A	91,000

(1)	Amounts include payments deferred by Trustees for the fiscal year ended March 31, 2007. The total amount of deferred compensation (including interest) accrued for the Trustees is as follows: Biggar ($18,755), Gooch ($23,603), Harris ($7,930) and Robbins ($18,713).

(2)	Mr. Biggar became a Trustee effective January 1, 2007. Messrs. Courts and Gallagher resigned as Trustees effective December 31, 2006. Mr. Robbins ceased being a Trustee on October 10, 2007. Mr. Gooch resigned as Trustee effective December 31, 2007.

STI CLASSIC VARIABLE TRUST
(fiscal year end December 31, 2006)

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	from the
	Compensation from	as Part of Fund	Benefits upon	Trust and Fund
Name of Trustee	the Trust ($)	Expenses	Retirement	Complex ($)

Interested Trustees
Richard W. Courts, II(1)	314	N/A	N/A	74,000
Clarence H. Ridley	279	N/A	N/A	55,000
Independent Trustees
Jeffrey M. Biggar	0	N/A	N/A	0
Thomas Gallagher(1)	477	N/A	N/A	113,000
F. Wendell Gooch(1)	419	N/A	N/A	99,000
Sidney E. Harris	361	N/A	N/A	85,500
Warren Y. Jobe	370	N/A	N/A	87,500
Connie McDaniel	370	N/A	N/A	87,500
James O. Robbins(1)	376	N/A	N/A	89,000
Charles D. Winslow	376	N/A	N/A	87,500

(1)	Mr. Biggar became a Trustee effective January 1, 2007. Messrs. Courts and Gallagher resigned as Trustees effective December 31, 2006. Mr. Robbins ceased being a Trustee on October 10, 2007. Mr. Gooch resigned as Trustee effective December 31, 2007.

Deferred Compensation Plan.  The Trustees adopted a Deferred Compensation Plan designed to comply with section 409A of the Internal Revenue Code. Pursuant to the Deferred Compensation Plan, each Trustee may elect to defer receipt of between 30% to 100% of his or her aggregate annual compensation from the Trusts, and such amount is placed into a deferral account. Deferred amounts accumulate at an earnings rate determined by the return of one or more Funds as designated by the Trustees. Amounts deferred and accumulated earning on such amounts are unfunded and are general unsecured liabilities of the each respective Trust until paid to the Trustees. Messrs. Biggar, Gooch and Harris are the only Trustees who currently are deferring compensation under the Deferred Compensation Plan.

Ownership of Fund Securities

The tables below show the dollar range of equity securities beneficially owned by each Nominee as of the most recent fiscal year end for each Trust, March 31, 2007 and December 31, 2006, respectively.

STI CLASSIC FUNDS

Aggregate Dollar Range
of Shares in all
Investment Companies
Overseen by Trustee in
Family of Investment
Trustee	Dollar Range of Fund Shares	Companies

Interested Trustee
Clarence H. Ridley	$50,001-$100,000 (Small Cap Value Equity Fund) Over $100,000 (International Equity Fund) $1-$10,000 (Prime Quality Money Market) Over $100,000 (Tax-Exempt Money Market)	Over $100,000
Independent Trustees
Jeffrey M. Biggar	None	None
Sidney E. Harris	$50,001-$100,000 (Prime Quality Money Market) $10,001-$50,000 (International Equity Fund)	$50,001-$100,000
Warren Jobe	Over $100,000 (Prime Quality Money Market Fund) $50,001-$100,000 (Small Cap Growth Stock Fund)	Over $100,000
Connie D. McDaniel	$50,001-$100,000 (Prime Quality Money Market Fund) $10,001-$50,000 (Large Cap Core Equity Fund) $10,001-$50,000 (Mid Cap Core Equity Fund) $1-$10,000 (Small Cap Growth Stock Fund)	Over $100,000
Charles D. Winslow	$1-$10,000 (Prime Quality Money Market Fund)
$1-$10,000 (Aggressive Growth Stock Fund)
$50,001-$100,000 (Large Cap Growth Stock Fund)
$1-$10,000 (Large Cap Value Equity Fund)
	$1-$10,000 (Small Cap Growth Stock Fund)	Over $100,000

STI CLASSIC VARIABLE TRUST

Aggregate Dollar Range of
Equity Securities in all Funds
	Dollar Range of	Overseen or to be Overseen by
	Equity Securities	Trustee or Nominee in Family of
Name of Nominee	in the Fund	Investment Companies

Interested Trustee:
Clarence H. Ridley	None	Over $100,000
Independent Trustees:
Jeffrey M. Biggar	None	None
Sidney E. Harris	None	$50,001-$100,000
Warren Y. Jobe	None	Over $100,000
Connie D. McDaniel	None	Over $100,000
Charles D. Winslow	None	$50,001-$100,000

As of June 30, 2007, the Trustees and Officers of the Trusts as a group owned less than 1% of the outstanding shares of each class of the STI Classic Funds and as of December 30, 2006 the Trustees and Officers of the Trusts owned less than 1% of the outstanding shares of each of the STI Classic Variable Trust.

Meetings and Committees of the Board of Trustees

The Board held four regular meetings during STI Classic Funds’ most recent fiscal year ended March 31, 2007, and four regular meetings during STI Classic Variable Trust’s most recent fiscal year ended December 31, 2006. In addition, the Board held two special meetings during STI Classic Funds’ most recent fiscal year and two special meetings during STI Classic Variable Trust’s most recent fiscal year.

The Board has an Audit Committee, which operates pursuant to a written charter approved by the Board and is composed exclusively of Independent Trustees. On behalf of each Trust, the Audit Committee makes recommendations to the full Board with respect to the engagement of independent auditors. The Audit Committee reviews, with the independent auditors, the results of the audit engagement and matters having a material effect on the Trusts’ financial operations. Messrs. Biggar, Gooch, Harris and Winslow and Ms. McDaniel currently serve as members of the Audit Committee. Mr. Gooch is Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed fiscal year for the STI Classic Funds and twice in the most recent completed fiscal year for the STI Classic Variable Trust.

The Board also has a Governance and Nominating Committee, which operates pursuant to a written charter approved by the Board and is composed exclusively of Independent Trustees. The Governance and Nominating Committee’s principal responsibility is to consider, recommend, and nominate trustee candidates to the Board. The Governance and Nominating Committee’s charter does not have specific procedures in place to consider nominees recommended by shareholders, but the Governance and Nominating Committee would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The members of the Governance and Nominating Committee currently are Messrs. Gooch, Harris and Jobe. Mr. Jobe is Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee met twice during STI Classic Funds’ most recent fiscal year and once during STI Classic Variable Trust’s most recent fiscal year.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications c/o Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Approval of the Election of Trustees

At the meeting of the Board held on November 13, 2007, the Board voted to approve the Special Meeting to elect each of the Nominees as Trustee of the Trusts. In voting to approve the Special Meeting to elect the Nominees, the Board considered the Nominees’ experience and qualifications and determined that each Nominee is qualified to serve or continue to serve as a Trustee.

Shareholder Approval of the Election of Trustees

At the Special Meeting, it is proposed that seven Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominees. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
VOTE FOR EACH OF THE NOMINEES

ADDITIONAL INFORMATION

Officers of the Trusts

Information about the Trusts’ current officers is set forth below.

Term of Office
Name, Address	Position(s) Held	and Length of
and Date of Birth	with Trust	Time Served	Principal Occupation(s) During the Past 5 Years

Officers:
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since June 2007	Managing Director, Product Manager, Trusco Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (financial services) (1994-2004)
Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003); Director of Compliance, INVESCO, Inc. (1995-2000)
Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Vice President, Fund Administration, Citi Fund Services Ohio, Inc.
Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Counsel, Legal Services, Citi Fund Services Ohio, Inc. (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)
Jennifer A. English 3435 Stelzer Road Columbus, OH 43219 DOB 03/72	Assistant Secretary	One year; since November 2005	Counsel, Legal Services, Citi Fund Services Ohio, Inc. (since 2005); Assistant Counsel, PFPC Inc. (2002-2005)
Trent Statczar 3435 Stelzer Road Columbus, OH 43219 DOB 08/71	Assistant Treasurer	One Year; since November 2007	Vice President, Citi Fund Services Ohio, Inc. (since 1993)

Investment Adviser

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Trusts’ investment adviser and is an indirect wholly-owned subsidiary of SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308.

Administrator

Citi Fund Services Ohio, Inc. (the “Administrator”), an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration services to other investment companies.

Distributor and Principal Underwriter

Foreside Distribution Services, L.P. (the “Distributor”), located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as the Trusts’ distributor. The Distributor is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

5% Shareholders

As of the Record Date, the following persons listed on Appendix B were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the outstanding shares of the Fund:

Independent Accountants of the Trust

PricewaterhouseCoopers LLP (“PwC”) serves as independent accountants for the Trusts. PwC has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of PwC are not expected to be present at the Special Meeting.

Audit Fees.  Audit fees include amounts related to the audit of the Trusts’ annual financial statements and services normally provided by PwC in connection with the Trusts’ statutory and regulatory filings. During the fiscal years ended March 31, 2006 and March 31, 2007, STI Classic Funds was billed $775,780 and $729,216, respectively, in audit fees. During the fiscal years ended December 31, 2006 and December 31, 2005 the STI Classic Variable Trust was billed $106,300 and $100,200, respectively, in audit fees.

Audit-Related Fees.  Below are the aggregate fees billed in the Trusts’ last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” above.

STI Classic Funds

			All Other Fees and
	All Fees and Services to	All Fees and Services to	Services to Service
	the Trust that were	Service Affiliates that	Affiliates that did not
	Pre-Approved	were Pre-Approved	Require Pre-Approval

Fiscal Year Ended 2007	$836,886 (1)	$157,500 (2)	$3,173,698 (3)
Fiscal Year Ended 2006	$884,950 (1)	$95,000 (2)	$2,896,422 (3)

(1)	Services related to security count examinations under Rule 17f-2 of the 1940 Act for 2007 and 2006 fiscal years.

(2)	Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70).

(3)	Non-audit services relate principally to certain technical accounting advice on financial products of the SunTrust Bank; review of certain registration statements and regulatory filings; issuance of comfort letters; agreed-upon procedures engagements; and, tax compliance service to other entities controlled by SunTrust Banks, Inc.

STI Classic Variable Trust

			All Other Fees and
	All Fees and Services to	All Fees and Services to	Services to Service
	the Trust that were	Service Affiliates that	Affiliates that did not
	Pre-Approved	were Pre-Approved	Require Pre-Approval

Fiscal Year Ended 2006	$118,000 (1)	$157,500 (2)	$4,281,759 (3)
Fiscal Year Ended 2005	$111,300 (1)	$95,000 (2)	$3,684,363 (3)

(1)	Services related to security count examinations under Rule 17f-2 of the 1940 Act for 2006 and 2005 fiscal years.

(2)	Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70).

(3)	Non-audit services relate principally to certain technical accounting advice on financial products of the SunTrust Bank; review of certain registration statements and regulatory filings; issuance of comfort letters; agreed-upon procedures engagements; and, tax compliance service to other entities controlled by SunTrust Banks, Inc.

Tax Fees.  PwC did not bill the Trusts for any services related to tax compliance, tax advice, or tax planning during either Trust’s two most recently completed fiscal years.

All Other Fees.  PwC did not bill the Trusts for other products and services, other than the services reported above, for either Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by PwC for the Trusts’ last two fiscal years were $3,100,592 and $3,438,868 and $3,790,463 and $4,450,959, respectively, for services rendered to STI Classic Funds and STI Classic Variable Trust and related entities, respectively.

Audit Committee Pre-Approval Policies and Procedures.  The Trusts’ Audit Committee has adopted pre-approval policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the Trusts’ independent accountants. The policies and procedures require that any audit and non-audit services provided to the Trust, and any non-audit services provided to certain of the Trusts’ service providers that relate directly to the operations and financial reporting of each Trust, are subject to approval by the Audit Committee before such services are provided. The policies and procedures also provide for Audit Committee ratification of inadvertent non-audit services subject to certain conditions. In addition, the Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve certain non-audit services to the extent such services are not otherwise pre-approved by the entire Audit Committee.

Board Consideration of Non-Audit Services.  The Trusts’ Audit Committee has reviewed and considered whether the provision of non-audit services that were rendered to the Trusts’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Trust, that were not pre-approved pursuant to paragraph (c)(7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Submission of Shareholder Proposals

The Trusts are each organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, neither Trust is required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to each Trust for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

Abstentions and “broker non-votes” will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trusts.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees,

Julia Short
President

Dated: December 20, 2007

APPENDIX A

Outstanding
Fund and Class Name	Shares

AGGRESSIVE GROWTH STOCK FUND — A	69,341.179
AGGRESSIVE GROWTH STOCK FUND — C	234,455.064
AGGRESSIVE GROWTH STOCK FUND — I	24,785,273.579
CLASSIC INST MUNI CASH RESERVE MM — IS	66,755,641.900
CLASSIC INST US TREAS SEC MNY MRKT FD-IS	1,501,565,189.660
CLASSIC INSTL CASH MGMT MNY MRKT-IS	4,358,180,088.730
CLASSIC INSTL US GOVT SEC MNY MRKT FD-IS	1,401,982,420.680
CLASSIC INSTL US TREAS SEC MNY MKT FD-CT	1,398,579,434.960
EMERGING GROWTH STOCK FUND — A	58,861.073
EMERGING GROWTH STOCK FUND — C	8,846.474
EMERGING GROWTH STOCK FUND — I	8,935,306.068
GEORGIA TAX-EXEMPT BOND FUND — A	512,669.409
GEORGIA TAX-EXEMPT BOND FUND — C	543,536.879
GEORGIA TAX-EXEMPT BOND FUND — I	15,491,934.499
HIGH GRADE MUNICIPAL BOND FUND — A	225,607.438
HIGH GRADE MUNICIPAL BOND FUND — C	500,457.742
HIGH GRADE MUNICIPAL BOND FUND — I	15,292,653.670
HIGH INCOME FUND — A	140,964.026
HIGH INCOME FUND — C	3,375,786.892
HIGH INCOME FUND — I	5,369,439.606
INTERMEDIATE BOND FUND — A	97,953.239
INTERMEDIATE BOND FUND — I	55,463,371.852
INTERNATIONAL EQUITY FUND — A	933,594.197
INTERNATIONAL EQUITY FUND — C	482,787.437
INTERNATIONAL EQUITY FUND — I	66,390,911.556
INTERNATIONAL EQUITY INDEX FUND — A	357,267.979
INTERNATIONAL EQUITY INDEX FUND — C	379,606.384
INTERNATIONAL EQUITY INDEX FUND — I	53,782,471.193
INVESTMENT GRADE BOND FUND — A	1,478,249.416
INVESTMENT GRADE BOND FUND — C	778,048.814
INVESTMENT GRADE BOND FUND — I	34,052,075.952
INVESTMENT GRADE TAX-EXEMPT BD FD — A	943,639.822
INVESTMENT GRADE TAX-EXEMPT BD FD — C	546,688.123
INVESTMENT GRADE TAX-EXEMPT BD FD — I	44,280,517.847
LARGE CAP CORE EQUITY FUND — A	2,457,163.387
LARGE CAP CORE EQUITY FUND — C	3,378,571.325
LARGE CAP CORE EQUITY FUND — I	81,168,698.113
LARGE CAP GROWTH STOCK FUND — A	5,771,073.993
LARGE CAP GROWTH STOCK FUND — C	2,742,025.238
LARGE CAP GROWTH STOCK FUND — I	46,319,217.213
LARGE CAP QUANTITATIVE EQUITY FUND — A	75,932.071
LARGE CAP QUANTITATIVE EQUITY FUND — C	87,651.254
LARGE CAP QUANTITATIVE EQUITY FUND — I	18,295,337.059

Outstanding
Fund and Class Name	Shares

LARGE CAP VALUE EQUITY FUND — A	3,802,727.386
LARGE CAP VALUE EQUITY FUND — C	2,328,389.157
LARGE CAP VALUE EQUITY FUND — I	66,111,573.608
LIFE VISION AGGRESSIVE GROWTH FUND — A	264,129.819
LIFE VISION AGGRESSIVE GROWTH FUND — B	390,604.455
LIFE VISION AGGRESSIVE GROWTH FUND — C	140,718.150
LIFE VISION AGGRESSIVE GROWTH FUND — I	2,532,401.659
LIFE VISION CONSERVATIVE FUND — A	49,399.873
LIFE VISION CONSERVATIVE FUND — B	406,138.413
LIFE VISION CONSERVATIVE FUND — C	67,273.239
LIFE VISION CONSERVATIVE FUND — I	406,859.321
LIFE VISION GROWTH AND INCOME — C	461,487.382
LIFE VISION GROWTH AND INCOME FUND — A	423,341.074
LIFE VISION GROWTH AND INCOME FUND — B	1,226,303.563
LIFE VISION GROWTH AND INCOME FUND — I	6,084,061.686
LIFE VISION MODERATE GROWTH FUND — A	912,728.517
LIFE VISION MODERATE GROWTH FUND — B	1,100,164.600
LIFE VISION MODERATE GROWTH FUND — C	2,029,697.730
LIFE VISION MODERATE GROWTH FUND — I	15,283,073.335
LIFE VISION TARGET DATE 2015 — A	1,474.913
LIFE VISION TARGET DATE 2015 — C	10.000
LIFE VISION TARGET DATE 2015 — I	234,681.956
LIFE VISION TARGET DATE 2025 — A	4,242.689
LIFE VISION TARGET DATE 2025 — C	10.000
LIFE VISION TARGET DATE 2025 — I	462,596.501
LIFE VISION TARGET DATE 2035 — A	3,209.706
LIFE VISION TARGET DATE 2035 — C	10.000
LIFE VISION TARGET DATE 2035 — I	177,322.306
LIMITED DURATION FUND — I	4,871,369.573
LIMITED TERM FEDERAL MORTGAGE SEC — A	307,556.162
LIMITED TERM FEDERAL MORTGAGE SEC — C	1,217,562.215
LIMITED TERM FEDERAL MORTGAGE SEC — I	11,037,879.065
MARYLAND MUNICIPAL BOND FUND — A	4,467.251
MARYLAND MUNICIPAL BOND FUND — C	603,065.931
MARYLAND MUNICIPAL BOND FUND — I	3,517,423.526
MID-CAP CORE EQUITY FUND — A	797,254.647
MID-CAP CORE EQUITY FUND — C	768,275.321
MID-CAP CORE EQUITY FUND — I	17,468,078.257
MID-CAP VALUE EQUITY FUND — A	395,249.336
MID-CAP VALUE EQUITY FUND — C	398,551.167
MID-CAP VALUE EQUITY FUND — I	21,980,371.355
NORTH CAROLINA TAX EXEMPT BOND FD — A	68,395.822
NORTH CAROLINA TAX-EXEMPT BOND FUND — I	4,163,879.119
PRIME QUALITY MONEY MARKET FUND — A	6,614,856,639.271

Outstanding
Fund and Class Name	Shares

PRIME QUALITY MONEY MARKET FUND — C	3,969,860.835
PRIME QUALITY MONEY MARKET FUND — I	3,617,380,244.439
SEIX FLOATING RATE HIGH INCOME FUND — A	958,756.850
SEIX FLOATING RATE HIGH INCOME FUND — C	25,556.688
SEIX FLOATING RATE HIGH INCOME FUND — I	80,010,805.552
SEIX HIGH YIELD FUND — A	2,473,249.537
SEIX HIGH YIELD FUND — C	436,488.333
SEIX HIGH YIELD FUND — I	72,379,606.850
SELECT LARGE CAP GROWTH STOCK — A	30,777.627
SELECT LARGE CAP GROWTH STOCK — C	1,101,397.235
SELECT LARGE CAP GROWTH STOCK — I	3,252,661.533
SHORT-TERM BOND FUND — A	378,384.143
SHORT-TERM BOND FUND — C	387,880.490
SHORT-TERM BOND FUND — I	37,932,635.568
SHORT-TERM U.S. TREASURY SEC FUND — A	382,245.148
SHORT-TERM U.S. TREASURY SEC FUND — C	921,544.824
SHORT-TERM U.S. TREASURY SEC FUND — I	5,834,311.984
SMALL CAP GROWTH STOCK FUND — A	1,020,561.697
SMALL CAP GROWTH STOCK FUND — C	956,336.259
SMALL CAP GROWTH STOCK FUND — I	27,625,469.820
SMALL CAP VALUE EQUITY FUND — A	378,671.903
SMALL CAP VALUE EQUITY FUND — C	1,774,227.399
SMALL CAP VALUE EQUITY FUND — I	34,045,824.544
STRATEGIC INCOME FUND — A	127,626.978
STRATEGIC INCOME FUND — C	2,861,611.302
STRATEGIC INCOME FUND — I	7,284,531.999
TAX EXEMPT MONEY MARKET FUND — A	595,074,302.100
TAX EXEMPT MONEY MARKET FUND — I	1,411,239,913.740
TOTAL RETURN BOND FUND — A	26,038.213
TOTAL RETURN BOND FUND — C	3,520.879
TOTAL RETURN BOND FUND — I	63,735,078.562
U.S. GOVERNMENT SECURITIES FUND — A	396,115.132
U.S. GOVERNMENT SECURITIES FUND — C	418,612.725
U.S. GOVERNMENT SECURITIES FUND — I	59,394,368.553
U.S. GOVT SECURITIES MONEY MARKET FD-A	315,161,879.343
U.S. GOVT SECURITIES MONEY MARKET FD-I	775,994,530.576
ULTRA SHORT BOND FUND — I	8,235,837.772
US GOVT SECURITIES ULTRA SHORT BOND FD-I	4,532,474.190
US TREASURY MONEY MARKET FUND — A	84,950,081.890
US TREASURY MONEY MARKET FUND — I	1,113,309,498.570
VIRGINIA INTERMEDIATE MUNICIPAL BOND-A	635,073.331
VIRGINIA INTERMEDIATE MUNICIPAL BOND-C	305,967.061
VIRGINIA INTERMEDIATE MUNICIPAL BOND-I	19,907,090.359
VIRGINIA TAX FREE MONEY MARKET — A	441,438,505.580

Outstanding
Fund and Class Name	Shares

VIRGINIA TAX FREE MONEY MARKET — I	274,380,494.410
TOTAL STI CLASSIC FUND SHARES OUTSTANDING	25,083,302,064.571

LARGE CAP CORE EQUITY FUND — VT	1,079,576.060
LARGE CAP GROWTH STOCK FUND — VT	1,963,480.657
LARGE CAP VALUE EQUITY FUND — VT	1,651,410.682
MID-CAP CORE EQUITY FUND — VT	824,750.646
SMALL CAP VALUE EQUITY FUND — VT	1,454,746.618
TOTAL STI CLASSIC VARIABLE TRUST SHARES OUTSTANDING	6,973,964.663

APPENDIX B

Percent of
Name and Address of Owner	Class Owner

AGGRESSIVE GROWTH STOCK FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.40%
AGGRESSIVE GROWTH STOCK FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.18%
AGGRESSIVE GROWTH STOCK FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	89.84%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	8.13%
CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND — INSTITUTIONAL CLASS
SUNTRUST BANK MAIL CENTER 313 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	100%
CLASSIC INSTITUTIONAL US TREASURY SECURITIES MONEY MARKET FUND — INSTITUTIONAL CLASS
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	38.29%
SUNTRUST ROBINSON HUMPREY INC. 303 PEACHTREE ST 24TH FL ATTN AUTHERINE WILLIAMS MC GA ATLANTA GA 303083201	28.42%
HARE & CO. THE BANK OF NEW YORK MELLON 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057	18.97%
LOCKHEED MARTININVESTMENTS INC. THE COMMONS SUITE 3 3510 SILVERSIDE RD WILMINGTON, DE	6.74%

Percent of
Name and Address of Owner	Class Owner

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET — INSTITUTIONAL CLASS
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 30348-5504	62.22%
SUNTRUST ROBINSON HUMPREY INC. 303 PEACHTREE ST 24TH FL ATTN AUTHERINE WILLIAMS MC GA ATLANTA GA 303083201	29.65%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	6.29%
CLASSIC INSTL US GOVERNMENT SECURITIES MONEY MARKT FUND — INSTITUTIONAL CLASS
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	77.73%
SUNTRUST ROBINSON HUMPREY INC. 303 PEACHTREE ST 24TH FL ATTN AUTHERINE WILLIAMS MC GA ATLANTA GA 303083201	22.27%
CLASSIC INSTITUTIONAL US TREASURY SECURITIES MONEY MARKET FUND — CORPORATE TRUST
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	99.41%
EMERGING GROWTH STOCK FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	85.33%
FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060	12.70%
EMERGING GROWTH STOCK FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	81.59%
FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060	11.81%

Percent of
Name and Address of Owner	Class Owner

EMERGING GROWTH STOCK FUND — CLASS C
SCOTTRADE, INC. ATTN: MUTUAL FUNDS DEPT 12800 CORPORATE HILL DRIVE PO BOX 31759 ST LOUIS MO 63131	6.59%
EMERGING GROWTH STOCK FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.48%
GEORGIA TAX-EXEMPT BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	85.73%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5.65%
GEORGIA TAX-EXEMPT BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	95.65%
GEORGIA TAX-EXEMPT BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.93%
HIGH GRADE MUNICIPAL BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	81.47%
RBC DAIN RAUSHER INC. 60 SOUTH 6TH ST. DAIN BOSWORTH PLAZA MINNEAPOLIS, MN 55402	8.57%
HIGH GRADE MUNICIPAL BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	90.36%

Percent of
Name and Address of Owner	Class Owner

HIGH GRADE MUNICIPAL BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.84%
HIGH INCOME FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	83.67%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	11.22%
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR BOSTON MA 02108	9.965%
HIGH INCOME FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	95.40%
HIGH INCOME FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	71.70%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	27.23%
INTERMEDIATE BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.50%
INTERMEDIATE BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	97.40%
INTERNATIONAL EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	71.87%

Percent of
Name and Address of Owner	Class Owner

INTERNATIONAL EQUITY FUND — CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	11.78%
INTERNATIONAL EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.93%
INTERNATIONAL EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	96.61%
INTERNATIONAL EQUITY INDEX FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	73.39%
MG TRUST COMPANY CUST FB CAPITAL PACIFIC LLC 401 K PR 700 17TH STREET SUITE 300 DENVER CO 80202	7.01%
INTERNATIONAL EQUITY INDEX FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.89%
INTERNATIONAL EQUITY INDEX FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	82.38%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	9.78%
INVESTMENT GRADE BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	44.23%

Percent of
Name and Address of Owner	Class Owner

INVESTMENT GRADE BOND FUND — CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	28.60%
INVESTMENT GRADE BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	94.71%
INVESTMENT GRADE BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	58.92%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	24.35%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	14.52%
INVESTMENT GRADE TAX-EXEMPT BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	38.13%
MARION G NELSON P O BOX 2531 PANAMA CITY FL 324022531	10.60%
PENCE & HEATON ELECTRICAL CONTRACT 5715 TAFT ST HOLLYWOOD FL 330214528	8.17%
INVESTMENT GRADE TAX-EXEMPT BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	92.59%
INVESTMENT GRADE TAX-EXEMPT BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	70.71%

Percent of
Name and Address of Owner	Class Owner

INVESTMENT GRADE TAX-EXEMPT BOND FUND — CLASS I
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	25.36%
LARGE CAP CORE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	72.43%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	10.75%
LARGE CAP CORE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.38%
LARGE CAP CORE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	84.52%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	10.02%
LARGE CAP GROWTH STOCK FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	43.59%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	9.58%
LARGE CAP GROWTH STOCK FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.50%
LARGE CAP GROWTH STOCK FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	75.49%

Percent of
Name and Address of Owner	Class Owner

LARGE CAP GROWTH STOCK FUND — CLASS I
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 30348-5870	17.73%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	5.67%
LARGE CAP QUANTITATIVE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	87.94%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5.28%
LARGE CAP QUANTITATIVE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.87%
LARGE CAP QUANTITATIVE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.35%
LARGE CAP VALUE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	51.72%
LARGE CAP VALUE EQUITY FUND — CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	7.27%
LARGE CAP VALUE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	85.95%

Percent of
Name and Address of Owner	Class Owner

LARGE CAP VALUE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	75.43%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	13.92%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	10.35%
LIFE VISION AGGRESSIVE GROWTH FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	97.85%
LIFE VISION AGGRESSIVE GROWTH FUND — CLASS B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	91.14%
LIFE VISION AGGRESSIVE GROWTH FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	94.70%
LIFE VISION AGGRESSIVE GROWTH FUND — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	86.66%
LIFE VISION AGGRESSIVE GROWTH FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	12.72%
LIFE VISION CONSERVATIVE FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%

Percent of
Name and Address of Owner	Class Owner

LIFE VISION CONSERVATIVE FUND — CLASS B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	95.56%
LIFE VISION CONSERVATIVE FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
LIFE VISION CONSERVATIVE FUND — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	71.16%
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	28.73%
LIFE VISION GROWTH AND INCOME — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.50%
LIFE VISION GROWTH AND INCOME FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.88%
LIFE VISION GROWTH AND INCOME FUND — CLASS B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.61%
LIFE VISION GROWTH AND INCOME FUND — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	96.48%
LIFE VISION MODERATE GROWTH FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	88.60%
LIFE VISION MODERATE GROWTH FUND — CLASS B
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.50%

Percent of
Name and Address of Owner	Class Owner

LIFE VISION MODERATE GROWTH FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	97.40%
LIFE VISION MODERATE GROWTH FUND — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	79.85%
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	18.01%
LIFE VISION TARGET DATE 2015 — CLASS A
CHERLY A BLOOM IRA 6101 KRISTA DR SPRING HILL, FL 34609-8956	72.98%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	26.33%
LIFE VISION TARGET DATE 2015 — CLASS C
CITI FUND SERVICES OHIO INC SEED ACCOUNT 3435 STELZER RD ATTN CORPORATE FINANCE COLUMBUS OH 43219	100%
LIFE VISION TARGET DATE 2015 CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	100%
LIFE VISION TARGET DATE 2025 — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.76%
LIFE VISION TARGET DATE 2025 — CLASS C
CITI FUND SERVICES OHIO INC SEED ACCOUNT 3435 STELZER RD ATTN CORPORATE FINANCE COLUMBUS OH 43219	100%
LIFE VISION TARGET DATE 2025 — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	99.44%

Percent of
Name and Address of Owner	Class Owner

LIFE VISION TARGET DATE 2035 — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.68%
LIFE VISION TARGET DATE 2035 — CLASS C
CITI FUND SERVICES OHIO INC SEED ACCOUNT 3435 STELZER RD ATTN CORPORATE FINANCE COLUMBUS OH 43219	100%
LIFE VISION TARGET DATE 2035 — CLASS I
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	100%
LIMITED DURATION FUND — CLASS I
SEIX ADVISORS AS MANAGER FOR INTERNATIONAL FELLOWSHIP FOUNDATION 10 MOUNTAINVIEW RD STE C200 C/O ELLEN WESH-SEIX ADVISORS UPPER SADDLE RIVER NJ 07458	49.92%
LIMITED DURATION FUND — CLASS I
SEIX ADVISORS AS MANAGER OHIO TUITION TRUST AUTHORITY 10 MOUNTAINVIEW RD STE C200 SADDLE RIVER NJ 074581937	28.80%
LIMITED DURATION FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	10.70%
SEIX AS MANAGER FOR IIE-WHITAKER 10 MOUNTAINVIEW RD SUITE C-200 UPPER SADDLE RIVER NJ 07458	5.59%
LIMITED TERM FEDERAL MORTGAGE SECURITIES — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	70.92%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	15.15%
LIMITED TERM FEDERAL MORTGAGE SECURITIES — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	97.57%

Percent of
Name and Address of Owner	Class Owner

LIMITED TERM FEDERAL MORTGAGE SECURITIES — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	91.55%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	7.27%
MARYLAND MUNICIPAL BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
MARYLAND MUNICIPAL BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	97.66%
MARYLAND MUNICIPAL BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	100%
MID-CAP CORE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	64.81%
MID-CAP CORE EQUITY FUND — CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	13.49%
MID-CAP CORE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	95.17%
MID-CAP CORE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	71.29%

Percent of
Name and Address of Owner	Class Owner

MID-CAP CORE EQUITY FUND — CLASS I
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	22.64%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	5.28%
MID-CAP VALUE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	71.59%
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	13.67%
MID-CAP VALUE EQUITY FUND — CLASS A
FULTON FINANCIAL ADV TTEE SCHENKE TOOL COMPANY PO BOX 3215 LANCASTER, PA 17604	7.53%
MID-CAP VALUE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.91%
MID-CAP VALUE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	95.33%
NORTH CAROLINA TAX EXEMPT BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
NORTH CAROLINA TAX-EXEMPT BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.85%

Percent of
Name and Address of Owner	Class Owner

PRIME QUALITY MONEY MARKET FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.55%
PRIME QUALITY MONEY MARKET FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	94.10%
PRIME QUALITY MONEY MARKET FUND — CLASS I
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	86.83%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.80%
SEIX FLOATING RATE HIGH INCOME FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	55.10%
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	40.94%
SEIX FLOATING RATE HIGH INCOME FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
SEIX FLOATING RATE HIGH INCOME FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	21.15%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	13.49%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET MS:SF101MONT-22-241 SAN FRANCISCO, CA 94104	10.13%
LASALLE NATIONAL BANK P O BOX 1443 CHICAGO IL 60690	7.06%

Percent of
Name and Address of Owner	Class Owner

SEIX FLOATING RATE HIGH INCOME FUND — CLASS I
SEIX AS MANAGER ATTN MICHELLE GALLO 10 MOUNTAINVIEW ROAD SUITE C-200 UPPER SADDLE RIVER NJ 07458	6.50%
SEIX ADVISORS AS MANAGER FOR INTERNATIONAL FELLOWSHIP FOUNDATION 10 MOUNTAINVIEW RD STE C200 C/O ELLEN WESH-SEIX ADVISORS UPPER SADDLE RIVER NJ 07458	5.25%
SEIX HIGH YIELD FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.24%
SEIX HIGH YIELD FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.83%
SEIX HIGH YIELD FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	12.40%
WELLS FARGO BANK NA FBO SVERDLIN LIV TR DTD 4 10 2007 — IMA PO BOX 1533 MINNEAPOLIS MN 55480	10.53%
MAC & CO STATE OF MARYLAND MUTUAL FUND OPERATIONS 525 WILLIAM PENN PL PO BOX 3198 PITTSBURGH PA 15219-1707	7.41%
MINISTER OF FINANCE PROV OF NOVA SCOTIA NOVA SCOTIA TEACHERS PENSION FUND 1723 HOLLIS ST PO BOX 187 HALIFAX, NOVA SCOTIA CAD B3J-2N3	5.01%
SELECT LARGE CAP GROWTH STOCK — CLASS A
MORGAN STANLEY DW INC. 2000 WESTCHESTER AVE LD PURCHASE, NY 10577	35.39%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	33.93%

Percent of
Name and Address of Owner	Class Owner

SELECT LARGE CAP GROWTH STOCK — CLASS A
MORGAN STANLEY DW INC. 2000 WESTCHESTER AVE LD PURCHASE, NY 10577	20.17%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5.95%
SELECT LARGE CAP GROWTH STOCK — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	95.02%
SELECT LARGE CAP GROWTH STOCK — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	100%
SHORT-TERM BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	71.74%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	22.52%
SHORT-TERM BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.24%
SHORT-TERM BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	91.12%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	7.00%
SHORT-TERM U.S. TREASURY SECURITIES FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	54.29%

Percent of
Name and Address of Owner	Class Owner

SHORT-TERM U.S. TREASURY SECURITIES FUND — CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	34.54%
SHORT-TERM U.S. TREASURY SECURITIES FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.59%
SHORT-TERM U.S. TREASURY SECURITIES FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	62.17%
CENCO AMG 7TH FLOOR PO BOX 10566 BIRMINGHAM AL 352960566	22.39%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	15.43%
SMALL CAP GROWTH STOCK FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	34.41%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	16.39%
SMALL CAP GROWTH STOCK FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	78.12%
SMALL CAP GROWTH STOCK FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	30.97%
GREAT WEST LIFE & ANNUITY COMPANY 8515 E ORCHARD RD 2T2 C/O FASCORP RECORDKEEPER GREENWOOD VLG CO 801115002	27.08%

Percent of
Name and Address of Owner	Class Owner

SMALL CAP GROWTH STOCK FUND — CLASS I
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA GA 303485870	15.13%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	9.74%
SMALL CAP VALUE EQUITY FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	60.90%
HOLLOWWAVE CO C O STATE STREET BANK BOX 5496 BOSTON MA 022065496	31.62%
SMALL CAP VALUE EQUITY FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	93.50%
SMALL CAP VALUE EQUITY FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	46.98%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	23.67%
STATE STREET BANK 10/01/02 STATE OF MICHIGAN 401K 105 ROSEMONT AVE WESTWOOD MA 02090	6.98%
JPMORGAN CHASE BANK AS TRUSTEE COCA-COLA ENTERPRISES BARGAINING EMPLOYEES 401K PLAN PO BOX 419784 C/O JPMORGAN RPS MGMT RPTG TEAM KANSAS CITY MO 64141	6.78%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS OH 43215	5.29%

Percent of
Name and Address of Owner	Class Owner

STRATEGIC INCOME FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	82.91%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	10.71%
STRATEGIC INCOME FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	96.99%
STRATEGIC INCOME FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.32%
TAX EXEMPT MONEY MARKET FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.79%
TAX EXEMPT MONEY MARKET FUND — CLASS I
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 30348-5504	100%
TOTAL RETURN BOND FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	76.76%
SMITH BARNEY INC OPEN END MUTUAL FUNDS ATT CARMELA POIDOMANI NEW YORK, NY 10001	23.24%
TOTAL RETURN BOND FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
TOTAL RETURN BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	93.44%

Percent of
Name and Address of Owner	Class Owner

U.S. GOVERNMENT SECURITIES FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	72.981%
MORGAN KEEGAN & COMPANY, INC. 50 N. FRONT STREET MEMPHIS, TN 38103	7.36%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	5.35%
U.S. GOVERNMENT SECURITIES FUND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	97.64%
U.S. GOVERNMENT SECURITIES FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	94.00%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	5.67%
U.S. GOVT SECURITIES MONEY MARKET FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	92.40%
U.S. GOVT SECURITIES MONEY MARKET FUND — CLASS I
SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	98.98%
ULTRA SHORT BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	83.30%
STATE STREET BANK AS CUSTODIAN FOR UNIVERSITY HEALTH SERVICES INC 125 SUNNYNOLL CT STE 200 WINSTON-SALEM NC 27106	16.36%

Percent of
Name and Address of Owner	Class Owner

US GOVT SECURITIES ULTRA SHORT BOND FUND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	96.01%
US TREASURY MONEY MARKET FUND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	99.95%
US TREASURY MONEY MARKET FUND — CLASS I
SUNTRUST BANK P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	99.11%
VIRGINIA INTERMEDIATE MUNICIPAL BOND — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	83.70%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY NJ 07399	5.70%
VIRGINIA INTERMEDIATE MUNICIPAL BOND — CLASS C
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	98.67%
VIRGINIA INTERMEDIATE MUNICIPAL BOND — CLASS I
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS OAKS PA 19456	99.72%
VIRGINIA TAX FREE MONEY MARKET — CLASS A
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	100%
VIRGINIA TAX FREE MONEY MARKET — CLASS I
SUNTRUST BANK P O BOX 105504 ATTN SUSAN GRIDER ATLANTA GA 303485504	82.40%
SUNTRUST ROBINSON HUMPHREY INC. 303 PEACHTREE ST 24TH FL ATTN AUTHERINE WILLIAMS MC GA ATLANTA GA 303083201	17.60%

Percent of
Name and Address of Owner	Class Owner

LARGE CAP CORE EQUITY FUND — VT
AMERICAN ENTERPRISE LIFE INS CO. 222 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474-0014	36.21%
HARTFORD LIFE INSURANCE COMPANY 200 HOPEMEADOW STREET SIMSBURY, CT 06089	30.58%
ALLSTATE LIFE AND ANNUITY COMPANY FINANCIAL CONTROL UNIT 544 LAKEVIEW PKWY ATTN: DANETTE RICHARDSON VERNON HILLS, IL 60061-1826	27.52%
TRANSAMERICA LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001	5.20%
LARGE CAP GROWTH STOCK FUND — VT
ALLSTATE LIFE AND ANNUITY COMPANY FINANCIAL CONTROL UNIT 544 LAKEVIEW PKWY ATTN: DANETTE RICHARDSON VERNON HILLS, IL 60061-1826	44.63%
HARTFORD LIFE INSURANCE COMPANY 200 HOPEMEADOW STREET SIMSBURY, CT 06089	31.64%
LARGE CAP GROWTH STOCK FUND — VT
AMERICAN ENTERPRISE LIFE INS CO. 222 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474-0014	15.57%
LINCOLN BENEFIT LIFE CO. VARIABLE ALLSTATE LIFE INSURANCE CO. ATTN: ACCOUNTING COE 544 LAKEVIEW PKWY VERNON HILLS, IL 60061-1826	6.46%
LARGE CAP VALUE EQUITY FUND — VT
ALLSTATE LIFE AND ANNUITY COMPANY FINANCIAL CONTROL UNIT 544 LAKEVIEW PKWY ATTN: DANETTE RICHARDSON VERNON HILLS, IL 60061-1826	52.25%
HARTFORD LIFE INSURANCE COMPANY 200 HOPEMEADOW STREET SIMSBURY, CT 06089	29.66%
LINCOLN BENEFIT LIFE CO. VARIABLE ALLSTATE LIFE INSURANCE CO. ATTN: ACCOUNTING COE 544 LAKEVIEW PKWY VERNON HILLS, IL 60061-1826	13.51%

Percent of
Name and Address of Owner	Class Owner

MID-CAP CORE EQUITY FUND — VT
ALLSTATE LIFE AND ANNUITY COMPANY FINANCIAL CONTROL UNIT 544 LAKEVIEW PKWY ATTN: DANETTE RICHARDSON VERNON HILLS, IL 60061-1826	59.36%
HARTFORD LIFE INSURANCE COMPANY 200 HOPEMEADOW STREET SIMSBURY, CT 06089	34.87%
SMALL CAP VALUE EQUITY FUND — VT
ALLSTATE LIFE AND ANNUITY COMPANY FINANCIAL CONTROL UNIT 544 LAKEVIEW PKWY ATTN: DANETTE RICHARDSON VERNON HILLS, IL 60061-1826	43.12%
AMERICAN ENTERPRISE LIFE INS CO. 222 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474-0014	43.02%
TRANSAMERICA LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001	7.91%
SMALL CAP VALUE EQUITY FUND — VT
GREAT WEST LIFE & ANNUITY COMPANY 8515 E ORCHARD RT 2T2 C/O FASCORP RECORDKEEPER GREENWOOD VILLAGE, CO 80111-5022	5.38%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: STICD1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STI CLASSIC FUNDS
STI CLASSIC VARIABLE TRUST

Nominees:

(01) Jeffrey M. Biggar
(02) George C. Guynn
(03) Sidney E. Harris
(04) Warren Y. Jobe
(05) Connie D. McDaniel
(06) Clarence H. Ridley
(07) Charles D. Winslow

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 Vote by Phone Vote by Internet Vote by Mail 1) Read the Proxy Statement and have your 1) Read the Proxy Statement and have 1) Read the Proxy Statement and have Voting Instruction Card available. your Voting Instruction Card available. your Voting Instruction Card available. 2) Call 1-888-221-0697 2) Log on to www.proxyweb.com 2) Check the appropriate boxes on reverse. 3) Follow the recorded instructions. 3) Follow the on-screen instructions. 3) Sign and date Voting Instruction Card. 4) Do not return this paper ballot. 4) Do not return this paper ballot. 4) Return promptly in the enclosed envelope. STI CLASSIC FUNDS VOTING INSTRUCTION CARD STI CLASSIC VARIABLE TRUST THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS JANUARY 30, 2008 The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on January 30, 2008, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account when applicable. Date: ___, 200___Signature(s) (if held jointly) (Please sign in box) This voting instruction card must be signed by the beneficial owner of Fund shares. If signed as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

THIS VOTING INSTRUCTION CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. Please fill in box(es) as shown using black or blue ink or number 2 pencil. X 0 PLEASE DO NOT USE FINE POINT PENS. FOR all WITHHOLD nominees AUTHORITY PROPOSAL 1. To consider and vote on the election of members to the Board of Trustees of the Trusts. (except as to vote for all marked to the nominees contrary at left). listed at left. (01) Jeffrey M. Biggar (04) Warren Y. Jobe (06) Clarence H. Ridley (02) George C. Guynn (05) Connie D. McDaniel (07) Charles D. Winslow (03) Sidney E. Harris 0 0 Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line above. PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE.